UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2023

INKY INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	7371	37-1904036
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

Doug Cole,

President and Chief Executive Officer

S. Carson St., P.O. Box #40, Carson City, NV 89701

Phone: + 357 25057246

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information contained in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

As described in Item 5.01, the Company became obligated to issue an aggregate of 506,991,667 shares of Common Stock in connection with the Merger and 100,000 shares of Series A Super-Voting Preferred Stock. The shares issued in connection with the Merger will be issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended since among other things the transactions did not involve a public offering.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant

The Agreement and Plan of Merger (this “Agreement”), dated as of May 16, 2023, was entered into by and among INKY Inc., a Nevada corporation (“Company”), U.S. M and M Acquisition Corp., a Nevada corporation wholly owned by Company (“Merger Sub”), and U.S. Minerals and Metals Corp., a Nevada corporation (“USMM”), with the USMM as the surviving company and a wholly-owned subsidiary of the Company pursuant to the merger effectuated pursuant to the Agreement (the “Merger”).

The closing of the Merger took place on May 16, 2023 (the “Closing”), and on May 16, 2023, the Company filed Articles of Conversion/Exchange/Merger with the Secretary of State of the State of Nevada pertaining to the merger of Merger Sub into USMM, with USMM as the surviving entity wholly owned by the Parent, and the Merger became effective on that date.

Pursuant to the Merger, the holders of common stock of USMM will receive one share of Common Stock for each share of common stock of USMM, and Doug Cole as the holder of all of the outstanding shares of preferred stock of USMM will receive one share of Series A Super-Voting Preferred Stock for each share of the preferred stock of USMM.

Pursuant to the Merger, the Company issued 100,000 shares of Series A Super-Voting Preferred Stock to Doug Cole in exchange for the 100,000 shares of preferred stock of USMM held by him, and as a result Mr. Cole holds 66.36% of the voting power of the Company by virtue of his ownership of Series A Super-Voting Preferred Stock. Prior to the Merger, Ioanna Kallidou held shares of Common Stock representing approximately 55.9% of the voting power of the Company.

In connection with the Agreement and Plan of Merger, (i) the articles of incorporation of the Company were amended to authorize 100,000 shares of the Series A Super-Voting Preferred Stock and to change the Company’s name from Inky to Inky Inc.; and (ii) a certificate of designation was filed with the Secretary of State of the State of Nevada to designate the terms of the Series A Super-Voting Preferred Stock. The holders of Series A Super-Voting Preferred Stock are entitled to 10,000 votes per share of Series A Super-Voting Preferred Stock.

USMM, a corporation incorporated under the laws of Nevada, specializes in the development and execution of a complete global value supply chain for critical minerals for the U.S. government and U.S. free trade partners. USMM’s vision is to develop and execute a complete global value supply chain for critical minerals for the United States government and certain trading partners of the United States. To implement this vision, USMM intends to operate four key business units as set forth below:

●	M2i Trading: an integrated business platform facilitating the buying and selling of minerals and metals as commodities.
●	M2i Minerals and Metals: a business engaged in sourcing, extraction, processing, transporting and selling primary minerals and metals.
●	M2i Recycling: a business engaged in the collection, processing, transporting and selling of scrap, recycled and reused metals.
●	M2i Government and Policy: a business engaged in aligning USMM’s business with U.S. policy to facilitate participation in U.S. government programs such as the creation and management of a Strategic Minerals Reserve as an enhancement of the U.S. government’s National Defense Stockpile.

In connection with the Merger transaction, certain of the former stockholders of USMM are subject to lock-up agreements (the “Lock-Up Agreements”). The shares of Common Stock received by such stockholders in the Merger are subject to the Lock-Up Agreements. The Lock-up Agreements require such stockholders to not offer, issue, sell, contract to sell, encumber, grant any shares of the Common Stock or other securities convertible into or exercisable for Common Stock for a period of twelve (12) calendar months after the Closing (the “Lock-Up Period”). Additionally, during the period commencing on the closing and continuing through the date that is twelve (12) calendar months after the Closing (the “Leak-Out Period”), neither such stockholders nor any of its Trading Affiliates (as defined below), collectively shall sell, directly, or indirectly more than 3% of shares of Common Stock held by such stockholder on any Trading Day (as defined below) during the Leak-Out Period (the “Leak-Out Period Shares”), and in no event that the Leak-Out Period Shares shall exceed 5% of the trading volume of Common Stock, based on the thirty (30)-calendar-day average trading volume of the Company, as reported by Bloomberg. “Trading Affiliates” means any individual or entity acting on behalf of or pursuant to any understanding with the Subscriber which has knowledge of the transactions contemplated hereby, and (ii) “Trading Day” shall mean a day on which trading in the shares of Common Stock generally occurs on a U.S. national or regional securities exchange on which the shares of Common Stock is listed.

The Lock-Up Agreements apply to approximately 43.96% of the shares of Common Stock of the Parent.

The foregoing descriptions of the Merger Agreement do not purport to be complete and is qualified in its entirety by reference to these agreements which are attached hereto as Exhibit 2.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2023, in connection with the Merger Agreement, Ioanna Kallidou resigned as the Company’s Chief Executive Officer, as well as all officer titles she has used, and as Director of the Company.

Further, on May 16, 2023, Doug Cole was appointed as the Company’s Chief Executive Officer, Director and Secretary and Treasurer of the Company.

Mr. Cole, Age 67, Previously, Mr. Cole was Chairman and CEO of American Battery Metals Corporation (ABML) from 2017 to 2021, having orchestrated a successful turnaround that resulted in a high of a $2 billion market capitalization. Mr. Cole led the transition from a lithium exploration and development company to a lithium asset and lithium-ion battery metal recycling company and left the company in August of 2021. He was a Partner overseeing all ongoing deal activities with Objective Equity LLC since 2005, a boutique investment bank focused on the high technology, data analytics and the mining sector. Since 1977, Mr. Cole has held various executive roles, including Chairman, Executive Vice Chairman, Chief Executive Officer and President of multiple public corporations. From May 2000 to September 2005, he was also the Director of Lair of the Bear, The University of California Family Camp located in Pinecrest, California. During the period between 1991 and 1996 he was the CEO of HealthSoft and he also founded and operated Great Bear Technology, which acquired Sony Image Soft and Starpress, then went public and eventually sold to Graphix Zone. In 1995 Mr. Cole was honored by NEA, a leading venture capital firm, as CEO of the year. Since 1982 he has been very active with the University of California, Berkeley mentoring early-stage technology companies. Mr. Cole has extensive experience in global M&A and global distributions. He obtained his BA in Social Sciences from UC Berkeley in 1978. Mr Cole has been married for 43 plus years and is an avid Skier and former Rugby Player for the UC Berkeley, St Mary’s College and The Old Blues RFC.

There are no family relationships with any of the executive officers or directors of the Company and the above referenced individual. Other than as set forth in the Merger Agreement, there are no arrangements or understandings between the above referenced individual and any other persons pursuant to which he was selected as a director, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

The Company is subject to all the same risks that all companies in its business, and all companies in the economy, are exposed to. These include risks relating to economic downturns, political and economic events and technological developments (such as hacking and the ability to prevent hacking). Additionally, early-stage companies are inherently more risky than more developed companies. The risk factors summarized below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially adversely affect our business, reputation, financial condition and/or operating results.

An occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations and our ability to raise capital.

The occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations. A pandemic typically results in social distancing, travel bans and quarantine, and this may limit access to our facilities, customers, management, support staff and professional advisors. This event may also limit our ability to raise capital. These factors, in turn, may not only impact our operations, financial condition and demand for our products but our overall ability to react timely to mitigate the impact of this event. Also, it may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission.

Competition.

Our business is subject to significant competition, including the entrance of new competitors and the development of new technologies, products and services. We cannot predict which of the many possible future technologies, products or services will be important to maintain our competitive position or what expenditures will be required to develop and provide these technologies, products or services. Our ability to compete successfully will depend on marketing and on our ability to anticipate and respond to various competitive factors affecting the industry, including a changing regulatory environment that may affect our competitors and us differently, new services that may be introduced, changes in customer preferences, demographic trends, economic conditions and pricing strategies by competitors. Increasing competition may reduce our revenues and increase our costs as well as require us to increase our capital expenditures and thereby decrease our cash flow.

Volatility in the price or availability of the inputs we depend on, including raw materials, packaging, energy and labor, could adversely impact our financial results.

Our financial results could be adversely impacted by changes in the cost or availability of raw materials. Continued growth would require us to hire, retain and develop a highly skilled workforce and talented management team. Any unplanned turnover or our failure to develop an adequate succession plan for current positions could erode our competitiveness. In addition, our financial results could be adversely affected by increased costs due to increased competition for employees, higher employee turnover or increased employee benefit costs.

Dependence on key personnel.

Our performance significantly depends upon the continued contributions of our executive officers and key employees, both individually and as a group, and our ability to retain and motivate them. Our officers and key personnel have many years of experience with us and in our industry and it may be difficult to replace them. If we lose key personnel or are unable to recruit qualified personnel, our operations and ability to manage our business may be adversely affect.

Future sales of common stock, or the perception of such future sales, by some of our existing stockholders could cause our stock price to decline.

The market price of our common stock could decline as a result of sales of a large number of shares of our common stock in the market or the perception that these sales may occur. These sales, or the possibility that these sales may occur, also might make it more difficult for us to sell shares in the future at a time and at a price that we deem appropriate.

Our limited operating history makes it difficult to forecast our future results, making any investment in us highly speculative.

We have a limited operating history, and our historical financial and operating information is of limited value in predicting our future operating results. We may not accurately forecast customer behavior and recognize or respond to emerging trends, changing preferences or competitive factors facing us, and, therefore, we may fail to make accurate financial forecasts. Our current and future expense levels are based largely on our investment plans and estimates of future revenue. As a result, we may be unable to adjust our spending in a timely manner to compensate for any unexpected revenue shortfall, which could then force us to curtail or cease our business operations.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that the initial Current Report or Form 8-K was required to be filed.

(b)	Pro Forma Financial Information

Pro forma financial statements required by Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that the initial Current Report or Form 8-K was required to be filed.

Exhibit Number	Description
2.01	Agreement and Plan of Merger, dated as of May 12, 2023 and entered into by and among Inky Inc., U.S. M and M Acquisition Corp. and U.S. Minerals and Metals Corp.
2.02	Certificate of Amendment to the Certificate of Incorporation of Inky Inc., dated May 8, 2023
2.03	Certificate of Designation of Series A Super-Voting Preferred Stock of Inky Inc., dated May 8, 2023
3.01	Articles of Merger, dates as of May 18, 2023
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKY INC.

Date: May 31, 2023	By:	/s/ Doug Cole
	Name:	Doug Cole
	Title:	Chief Executive Officer